                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to execute a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of up to 35,119 shares of Thomas & Betts Corporation Common Stock in connection with the Thomas & Betts Corporation Restricted Stock Plan For Nonemployee Directors and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments and any post-effective amendments to such Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

                    SIGNATURE                                            TITLE                              DATE
                    ---------                                            -----                              ----
/s/ Clyde R. Moore                                 President and Chief Executive Officer              June 10, 1999
--------------------------------------------        and Director
    Clyde R. Moore                                 (PRINCIPAL EXECUTIVE OFFICER)

/s/ Ernest H. Drew                                 Director                                           June 10, 1999
--------------------------------------------
    Ernest H. Drew

/s/ T. Kevin Dunnigan                              Chairman of the Board and Director                 June 10, 1999
--------------------------------------------
    T. Kevin Dunnigan

/s/ Jeananne K. Hauswald                           Director                                           June 10, 1999
------------------------------------
    Jeananne K. Hauswald

/s/ Fred R. Jone                                   Vice President-Chief Financial Officer             June 10, 1999
--------------------------------------------       (PRINCIPAL ACCOUNTING OFFICER
    Fred R. Jones                                   AND PRINCIPAL FINANCIAL OFFICER)

/s/ Ronald B. Kalich                               Director                                           June 10, 1999
--------------------------------------------
    Ronald B. Kalich

/s/ Robert A. Kenkel                               Director                                           June 14, 1999
--------------------------------------------
    Robert A. Kenkel


/s/ Jerry Kronenberg                               Vice President-General Counsel                     June 10, 1999
--------------------------------------------        and Secretary
    Jerry Kronenberg

/s/ Kenneth R. Masterson                           Director                                           June 10, 1999
--------------------------------------------
    Kenneth R. Masterson

/s/ Thomas C. McDermott                            Director                                           June 10, 1999
--------------------------------------------
    Thomas C. McDermott

/s/ Jean-Paul Richard                              Director                                           June 10, 1999
------------- ------------------------------
    Jean-Paul Richard

/s/ Jerrre L. Stead                                Director                                           June 10, 1999
--------------------------------------------
    Jerre L. Stead

/s/ William H. Waltrip                             Director                                           June 10, 1999
--------------------------------------------
    William H. Waltrip